UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 31, 2005

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


        North Carolina                    1-13408                56-1362926
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principle Executive Offices) (Zip Code)

   Registrant's Telephone Number, Including Area Code        (214) 378-8992


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01.  Regulation FD

     On May 31, 2005, Digital Recorders, Inc. (the "Company") announced in a press release that its Latin American business unit, Mobitec Brazil Ltda., received orders from two Brazilian bus manufacturers for more than 1,000 electronic destination sign systems for use on new buses in Santiago, Chile. The orders are valued at more than $1.9 million USD.

     A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01.        Financial Statements and Exhibits

(c)  Exhibits.
         99.1     Press release dated May 31, 2005.


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Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DIGITAL RECORDERS, INC.

Date: May 31, 2005               By: /s/ DAVID N. PILOTTE
                                    --------------------------------------------
                                     David N. Pilotte
                                     Chief Financial Officer


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INDEX TO EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION
------      -----------

  99.1      Press release dated May 31, 2005.